Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1996 Director Stock Option Plan, of our report dated February 13, 1998, with respect to the financial statements of Epix Medical, Inc. for the registration of 33,334 shares of its common stock, filed with the Securities and Exchange Commission.


                                                           /s/ Ernst & Young LLP
                                                               Ernst & Young LLP

Boston, Massachusetts
June 25, 1998